UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Galaxie Avenue Ferndale, MI 48220
(Address of principal executive offices)

(877) 787-6268
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the “Company,” “our,” or “we” refer to Artificial Intelligence Technology Solutions Inc. and its subsidiaries.

Item 8.01 Other Events

On April 26, 2023, we will be issuing a press release titled “AITX’s Subsidiary, Robotic Assistance Devices, Proclaims RIO a Runaway Success”, which press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K with respect to Item 8.01 (including the press release attached hereto as Exhibit 99.1) is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information contained herein.

ITEM 9.01. EXHIBITS

Exhibit No.	Description

99.1	April 26, 2023 Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2023	ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

/s/ Steven Reinharz
	Name:	Steven Reinharz
	Title:	Chief Executive Officer